Exhibit 99.1

Northern Power Shuffles Management and Announces a Resignation from the Board of Directors

BARRE, Vt., Aug. 07, 2018 (GLOBE NEWSWIRE) -- On August 7, 2018, Northern Power Systems Corp ("Northern" or the “Company”) (TSX:NPS) announced that Ciel R. Caldwell, the Company’s President and Chief Operating Officer and current interim Chief Financial Officer, announced her intention to resign as President and Chief Operating Officer of Northern, effective immediately, but indicated she would remain with the Company to focus exclusively on carrying out her role and responsibilities as Chief Financial Officer of the Company. In connection with Ms. Caldwell’s resignation as the Company’s President and Chief Operating Officer, Ms. Caldwell, on August 7, 2018, provided the Company with notice of her resignation from the Company's Board of Directors, effective immediately. Ms. Caldwell has served on the Board since 2016.

Ms. Caldwell assumed the position of Interim Chief Financial Officer, effective July 27, 2018, and on August 7, 2018, the Board of Directors of the Company appointed Ciel R. Caldwell, the Company’s Chief Financial Officer, effective immediately.   Ms. Caldwell previously has served as the Company’s Chief Financial Officer from February 2013 until May 2016. From May 2016 to August 2016, Ms. Caldwell served as the Company’s Senior Vice President for Operations and Finance. Ms. Caldwell joined the Company in February of 2011. Ms. Caldwell began her career at PricewaterhouseCoopers and holds a B.S. in Accounting from Babson College.

On August 7, 2018, the Board of Directors of the Company appointed William St. Lawrence and Reinout G. Oussoren as Interim Co-Chief Executive Officers of the Company.

Mr. St. Lawrence joined the Company in March of 2017 as its General Counsel and assumed the additional responsibilities of Vice President of Business Development six months thereafter. From 2012 to 2017, he served as the General Counsel and Chief Administrative Officer of Northeast Wireless Networks, LLC, a private equity backed company that designs, builds and operates cellular networks in rural US markets. Prior to joining Northeast Wireless, he acted as Legal and Corporate/ Business Development Officer for a significant family office and a variety of venture backed companies. Mr. St. Lawrence began his legal career in the New York office of Heller Ehrman where he represented venture funds, venture-backed companies and investments banks, including Allen & Company, in connection with M&A, public offerings, securities compliance, financings and general commercial matters. Mr. St. Lawrence is a graduate of Hobart College and the University of Maine School of Law.

Reinout Oussoren joined the Company in September 2009 and has served in a variety of roles with the Company and most recently as the Company’s Vice President of Global Sales.  Mr. Oussoren brings more than 20 years of commercial and operational leadership experience to the Company from a variety of international organizations. Prior to joining the Company, Mr. Oussoren served in a variety of capacities at General Electric Company, including the Global Sales Leader for GE Energy’s Membrane Technologies and Sales Leader and General Manager for GE Environmental Services in Europe, following GE’s 2004 acquisition of BHA Group Holdings, Inc. At BHA Group Holdings, Inc., Mr. Oussoren served as General Manager – Europe and member of the executive team from 1994 to 2004 following the successful sale of his personal business, SF Air Filtration AG, a leading supplier of filtration parts and components, to BHA Group. Mr. Oussoren has a mechanical engineering degree from MTS in the Netherlands, holds various international patents and completed coursework in strategic marketing and management.

About Northern Power Systems Corp.
Northern Power Systems designs, manufactures, and sells distributed power generation and energy storage solutions with its advanced wind turbines, inverters, controls, and integration services. With approximately 21 million run-time hours across its global fleet, Northern Power wind turbines provide customers with clean, cost-effective, reliable renewable energy. NPS turbines utilize patented permanent magnet direct drive (PMDD) technology, which uses fewer moving parts, delivers higher energy capture, and provides increased reliability by reducing maintenance and downtime. In the Energy Storage Solutions (ESS) segment, Northern Power develops Energy Storage Solutions (ESS) projects and deploys its FlexPhase™ power converter platform, which features patented converter architecture and controls technology for advanced grid support and generation applications.

Northern Power has been a technology innovator for over 40 years and serves clients around the globe from its US headquarters and European offices. To learn more, visit www.northernpower.com.

Notice regarding forward-looking statements:
This release includes forward-looking statements regarding Northern Power Systems and its business, which may include, but is not limited to, product and financial performance, regulatory developments, supplier performance, anticipated opportunity and trends for growth in our customer base and our overall business, our market opportunity, expansion into new markets, and execution of the company’s growth strategy. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “is expected”, “expects”, “scheduled”, “intends”, “contemplates”, “anticipates”, “believes”, “proposes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are based on the current expectations of the management of Northern Power Systems. The forward-looking events and circumstances discussed in this release may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the company, including risks regarding the wind power industry; production, performance and acceptance of the company’s products; our sales cycle; our ability to convert backlog into revenue; performance by the company’s suppliers; our ability to maintain successful relationships with our partners and to enter into new partner relationships; our performance internationally; currency fluctuations; economic factors; competition; the equity markets generally; and the other risks detailed in Northern Power Systems’ risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to Northern Power Systems’ Annual Report on Form 10-K filed on April 2, 2018, as well as other documents that may be filed by Northern Power Systems from time to time with the SEC. Although Northern Power Systems has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Northern Power Systems undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

CONTACT INFORMATION
Northern Power Systems Corp.
William St. Lawrence, Interim Co-CEO
ir@northernpower.com
www.northernpower.com

The securities described herein have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws and accordingly may not be offered or sold within the United States or to “U.S. persons”, as such term is defined in Regulation S promulgated under the U.S. Securities Act (“U.S. Persons”), except in compliance with the registration requirements of the U.S. Securities Act and applicable state securities requirements or pursuant to exemptions therefrom. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities to, or for the account of benefit of, persons in the United States or U.S. Persons.